UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ________________________________________________________

FORM 8-K

 ________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025 (February 21, 2025)

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Paychex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11330	16-1124166
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

911 Panorama Trail South Rochester, New York	14625-2396
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 385-6666

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on January 7, 2025, Paychex, Inc., a Delaware corporation (“Paychex”), Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Paychex (“Merger Sub”), and Paycor HCM, Inc., a Delaware corporation (“Paycor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Paycor, with Paycor as the surviving corporation and an indirect wholly owned subsidiary of Paychex (the “Merger”).

The waiting period with respect to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired at 11:59 p.m. Eastern Time on February 21, 2025. The expiration of the waiting period under the HSR Act satisfies one of the major conditions to the closing of the transactions contemplated by the Merger Agreement, which remains subject to other customary closing conditions. The transaction is expected to close within the first half of calendar year 2025.

On February 27, 2025, Paychex issued a press release announcing the expiration of the waiting period under the HSR Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release, dated February 27, 2025
104	Cover Page Interactive File, embedded in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements

Certain written statements in this current report may contain, and members of management may from time to time make or discuss statements which constitute, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words and phrases as “expect,” “outlook,” “will,” guidance,” “projections,” “anticipate,” “believe,” “can,” “could,” “design,” “may,” “possible,” “potential,” “should” and other similar words or phrases. Forward-looking statements include, without limitation, all matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding operating performance, events, or developments that we expect or anticipate will occur in the future, including statements relating to our outlook, revenue growth, earnings, earnings-per-share growth, and similar projections.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to known and unknown uncertainties, risks, changes in circumstances, and other factors that are difficult to predict, many of which are outside our control. Our actual performance and outcomes, including without limitation, our actual results and financial condition, may differ materially from those indicated in or suggested by the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

•	our ability to keep pace with changes in technology or provide timely enhancements to our solutions and support;

•	software defects, undetected errors, and development delays for our solutions;

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•	the possibility of cyberattacks, security vulnerabilities or Internet disruptions, including data security and privacy leaks, and data loss and business interruptions;

•	the possibility of failure of our business continuity plan during a catastrophic event;

•	the failure of third-party service providers to perform their functions;

•	the possibility that we may be exposed to additional risks related to our co-employment relationship with our PEO business;

•	changes in health insurance and workers’ compensation insurance rates and underlying claim trends;

•	risks related to acquisitions and the integration of the businesses we acquire;

•	our clients’ failure to reimburse us for payments made by us on their behalf;

•	the effect of changes in government regulations mandating the amount of tax withheld or the timing of remittances;

•	our failure to comply with covenants in our debt agreements;

•	changes in governmental regulations, laws, and policies;

•	our ability to comply with U.S. and foreign laws and regulations;

•	our compliance with data privacy and artificial intelligence laws and regulations;

•	our failure to protect our intellectual property rights;

•	potential outcomes related to pending or future litigation matters;

•	the impact of macroeconomic factors on the U.S. and global economy, and in particular on our small- and medium-sized business clients;

•	volatility in the political and economic environment, including inflation and interest rate changes;

•	our ability to attract and retain qualified people; and

•	the possible effects of negative publicity on our reputation and the value of our brand.

Any of these factors, as well as such other factors as discussed in our filings with the Securities and Exchange Commission (the “SEC”), could cause our actual results to differ materially from our anticipated results. The information provided in this document is based upon the facts and circumstances known as of the date of this current report, and any forward-looking statements made by us in this document speak only as of the date on which they are made. Except as required by law, we undertake no obligation to update these forward-looking statements after the date of issuance of this current report to reflect events or circumstances after such date, or to reflect the occurrence of unanticipated events.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Paycor has prepared and mailed a definitive information statement for its stockholders containing the information with respect to the proposed transaction specified in Schedule 14C promulgated under the Securities and Exchange Act of 1934, as amended, and describing the proposed transaction. Paycor stockholders are strongly advised to read all relevant documents filed by Paycor with the SEC, including Paycor’s information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available without charge by visiting Paycor’s website at https://investors.paycor.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

By:	/s/ Prabha Sipi Bhandari
	Name:	Prabha Sipi Bhandari
	Title:	Chief Legal Officer, Chief Ethics Officer and Secretary

Date: February 27, 2025